U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                -----------------

                                AMENDMENT NO. 2 TO

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  APRIL 25, 2002
                                                  ----------------


                          HIENERGY TECHNOLOGIES, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    WASHINGTON                    0-32093                 91-2022980
    ----------                    -------                 ----------
  (State or other               (Commission            (I.R.S. Employer
    Jurisdiction                File Number)          Identification No.)
 of incorporation)


          10  MAUCHLY  DRIVE
          IRVINE,  CALIFORNIA                               92618
    --------------------------------------                  -----
   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  949.453.8862
                                                     ------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

EXPLANATORY NOTE:


THIS AMENDMENT TO OUR REPORT ON FORM 8-K DATED APRIL 25, 2002 CONTAINS THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS REQUIRED BY REGULATION S-B, ITEM 310. WE HAVE MADE NO FURTHER CHANGES TO THE PREVIOUSLY FILED FORM 8-K AND AMENDMENT NO. 1 TO FORM 8-K DATED APRIL 25, 2002. ALL INFORMATION IN THIS FORM 8-K/A IS AS OF APRIL 25, 2002, EXCEPT THE INFORMATION CONTAINED IN ITEM 7, WHICH IS AS OF APRIL 30, 2002 AND DOES NOT REFLECT, UNLESS OTHERWISE NOTED, ANY SUBSEQUENT INFORMATION OR EVENTS OTHER THAN THE AFOREMENTIONED CHANGES.



                           FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial statements of business acquired.

The following audited consolidated financial statements of HiEnergy Technologies, Inc. are provided pursuant to Regulation S-B, Item 310(c), under the Securities Act of 1933, as amended (the "Act").

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                                                        CONTENTS
                                                                  APRIL 30, 2002

================================================================================

                                                                         Page

INDEPENDENT  AUDITOR'S  REPORT                                           F-2

CONSOLIDATED  FINANCIAL  STATEMENTS

     Consolidated  Balance  Sheet                                     F-3 - F-4

     Consolidated  Statements  of  Operations                            F-5

     Consolidated  Statements  of  Shareholders'  Equity              F-6 - F-7

     Consolidated  Statements  of  Cash  Flows                        F-8 - F-9

     Notes  to  Consolidated  Financial  Statements                  F-10 - F-24

                          INDEPENDENT AUDITOR'S REPORT

Board  of  Directors  and  Shareholders
HiEnergy  Technologies,  Inc.
(formerly  SLW  Enterprises,  Inc.)
and  subsidiaries

We have audited the accompanying consolidated balance sheet of HiEnergy Technologies, Inc. (formerly SLW Enterprises, Inc.) and subsidiaries (development stage companies) as of April 30, 2002, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the two years in the period ended April 30, 2002, and the period from August 21, 1995 (inception) to April 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of HiEnergy Technologies, Inc. (formerly SLW Enterprises, Inc.) and subsidiaries as of April 30, 2002, and the results of their operations and their cash flows for each of the two years in the period ended April 30, 2002, and the period from August 21, 1995 (inception) to April 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, during the year ended April 30, 2002, the Company incurred a net loss of $1,389,530, and it had negative cash flows from operations of $652,585. In addition, the Company had an accumulated deficit of $2,724,564 and was in the development stage as of April 30, 2002. These factors, among others, as discussed in Note 2 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/  Singer Lewak Greenbaum & Goldstein LLP

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles,  California
June 5, 2002

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                                      CONSOLIDATED BALANCE SHEET
                                                                  APRIL 30, 2002

================================================================================

                                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                       $ 1,078,136
    Accounts receivable                                                  29,166
    Other current assets                                                  7,500
                                                                    ------------

      Total current assets                                            1,114,802

PROPERTY AND EQUIPMENT, net                                             114,568
                                                                    ------------

          TOTAL ASSETS                                              $ 1,229,370
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                                      CONSOLIDATED BALANCE SHEET
                                                                  APRIL 30, 2002

================================================================================


                      LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable                                                  $   209,895
  Accrued expenses                                                      151,567
  Accrued payroll and payroll taxes                                     350,000
  Accrued interest                                                       29,767
  Notes payable - related parties                                       621,691
  Convertible notes payable - related parties                            35,400
                                                                    ------------

    Total current liabilities                                         1,398,320
                                                                    ------------

MINORITY INTEREST, 20,540 shares issued and outstanding                  18,923
                                                                    ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT
  Preferred stock, $0.0001 par value
    20,000,000 shares authorized
    none issued and outstanding                                               -
  Common stock, $0.0001 par value
    100,000,000 shares authorized
    22,075,200 shares issued and outstanding                              2,208
  Additional paid-in capital                                          2,534,483
  Deficit accumulated during the development stage                   (2,724,564)
                                                                    ------------

      Total shareholders' deficit                                      (187,873)
                                                                    ------------

        TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                 $ 1,229,370
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

                                                      HIENERGY TECHNOLOGIES, INC.
                                                 (FORMERLY SLW ENTERPRISES, INC.)
                                                                 AND SUBSIDIARIES
                                                    (DEVELOPMENT STAGE COMPANIES)
                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                  FOR THE YEARS ENDED APRIL 30, 2002 AND 2001 AND
                FOR THE PERIOD FROM AUGUST 21, 1995 (INCEPTION) TO APRIL 30, 2002

=================================================================================


                                                                        For the
                                                                      Period from
                                                                       August 21,
                                             For the Year Ended          1995
                                                  April 30,         (Inception) to
                                         --------------------------    April 30,
                                             2002          2001          2002
                                         ------------  ------------  ------------
CONTRACT REVENUES                        $   148,166   $    80,000   $   325,916

OPERATING EXPENSES
  Sales and administration                 1,525,276       358,432     3,009,442
                                         ------------  ------------  ------------

LOSS FROM OPERATIONS                      (1,377,110)     (278,432)   (2,683,526)

OTHER INCOME (EXPENSE)
  Interest expense                           (10,486)       (7,089)      (30,055)
                                         ------------  ------------  ------------

LOSS BEFORE PROVISION FOR INCOME TAXES    (1,387,596)     (285,521)   (2,713,581)

PROVISION FOR INCOME TAXES                     1,934         2,546        10,983
                                         ------------  ------------  ------------

NET LOSS                                 $(1,389,530)  $  (288,067)  $(2,724,564)
                                         ============  ============  ============

BASIC AND DILUTED LOSS PER SHARE         $     (0.08)  $     (0.02)  $     (0.03)
                                         ============  ============  ============

WEIGHTED-AVERAGE COMMON SHARES
  OUTSTANDING                             17,783,760    14,693,224    11,373,918
                                         ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                                                        HIENERGY TECHNOLOGIES, INC.
                                                   (FORMERLY SLW ENTERPRISES, INC.)
                                                                   AND SUBSIDIARIES
                                                      (DEVELOPMENT STAGE COMPANIES)
                                    CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                  FOR THE PERIOD FROM AUGUST 21, 1995 (INCEPTION) TO APRIL 30, 2002

===================================================================================


                                                              Deficit
                                                            Accumulated
                              Common Stock      Additional  during  the
                        ----------------------   Paid-In    Development
                          Shares      Amount     Capital       Stage       Total
                        ----------  ----------  ----------  -----------  ----------
BALANCE, AUGUST 21,
  1995 (INCEPTION)              -   $       -   $       -   $        -   $       -
RECAPITALIZATION UPON
  REVERSE MERGER        6,470,000         648        (634)                      14
ISSUANCE OF COMMON
  STOCK FOR SERVICES      734,771          73       8,157                    8,230
NET LOSS                                                       (39,387)    (39,387)
                        ----------  ----------  ----------  -----------  ----------

BALANCE, APRIL 30,
  1996                  7,204,771         721       7,523      (39,387)    (31,143)
 ISSUANCE OF COMMON
  STOCK FOR SERVICES        3,219           -          36                       36
NET LOSS                                                      (110,004)   (110,004)
                        ----------  ----------  ----------  -----------  ----------

BALANCE, APRIL 30,
  1997                  7,207,990         721       7,559     (149,391)   (141,111)
ISSUANCE OF COMMON
  STOCK FOR CASH          596,589          60     144,492                  144,552
ISSUANCE OF COMMON
  STOCK FOR SERVICES    1,451,928         145      16,905                   17,050
NET LOSS                                                      (293,019)   (293,019)
                        ----------  ----------  ----------  -----------  ----------

BALANCE, APRIL 30,
  1998                  9,256,507         926     168,956     (442,410)   (272,528)
ISSUANCE OF COMMON
  STOCK FOR CASH          264,852          26     151,204                  151,230
ISSUANCE OF COMMON
  STOCK FOR SERVICES    2,167,620         217      49,542                   49,759
NET LOSS                                                      (272,426)   (272,426)
                        ----------  ----------  ----------  -----------  ----------


   The accompanying notes are an integral part of these financial statements.

                                                          HIENERGY TECHNOLOGIES, INC.
                                                     (FORMERLY SLW ENTERPRISES, INC.)
                                                                     AND SUBSIDIARIES
                                                        (DEVELOPMENT STAGE COMPANIES)
                                      CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                    FOR THE PERIOD FROM AUGUST 21, 1995 (INCEPTION) TO APRIL 30, 2002

=====================================================================================


                                                               Deficit
                                                             Accumulated
                            Common Stock         Additional  during  the
                      -------------------------   Paid-In    Development
                        Shares        Amount      Capital       Stage        Total
                      -----------  ------------  ----------  ------------  ----------
BALANCE, APRIL 30,
  1999                11,688,979   $     1,169   $  369,702  $  (714,836)  $(343,965)
ISSUANCE OF COMMON
  STOCK FOR CASH         638,548            64      295,582                  295,646
ISSUANCE OF COMMON
  STOCK FOR SERVICES   1,914,570           191       85,046                   85,237
NET LOSS                                                        (332,131)   (332,131)
                      -----------  ------------  ----------  ------------  ----------

BALANCE, APRIL 30,
  2000                14,242,097         1,424      750,330   (1,046,967)   (295,213)
ISSUANCE OF COMMON
  STOCK FOR CASH         465,437            47      109,683                  109,730
ISSUANCE OF COMMON
  STOCK FOR SERVICES     371,035            37       36,431                   36,468
NET LOSS                                                        (288,067)   (288,067)
                      -----------  ------------  ----------  ------------  ----------

BALANCE, APRIL 30,
  2001                15,078,569         1,508      896,444   (1,335,034)   (437,082)
ISSUANCE OF COMMON
  STOCK FOR CASH         712,071            71      181,498                  181,569
ISSUANCE OF COMMON
  STOCK FOR SERVICES   5,059,560           506      231,664                  232,170
PRIVATE PLACEMENT      1,225,000           123    1,224,877                1,225,000
NET LOSS                                                      (1,389,530) (1,389,530)
                      -----------  ------------  ----------  ------------  ----------

BALANCE, APRIL 30,
  2002                22,075,200   $     2,208   $2,534,483  $(2,724,564)  $(187,873)
                      ===========  ============  ==========  ============  ==========


   The accompanying notes are an integral part of these financial statements.

                                                               HIENERGY TECHNOLOGIES, INC.
                                                          (FORMERLY SLW ENTERPRISES, INC.)
                                                                          AND SUBSIDIARIES
                                                             (DEVELOPMENT STAGE COMPANIES)
                                                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           FOR THE YEARS ENDED APRIL 30, 2002 AND 2001 AND
                         FOR THE PERIOD FROM AUGUST 21, 1995 (INCEPTION) TO APRIL 30, 2002

==========================================================================================

                                                                                For the
                                                                              Period from
                                                                               August 21,
                                                       For the Year Ended         1995
                                                            April 30,        (Inception) to
                                                    ------------------------    April 30,
                                                        2002         2001         2002
                                                    ------------  ----------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                          $(1,389,530)  $(288,067)  $(2,724,564)
  Adjustments to reconcile net loss to net cash
    used in operating activities
      Depreciation                                        5,469         968         7,432
      Compensation expense relating to issuance of
        common stock in exchange for services
        rendered                                        232,170      36,468       428,950
      Compensation expense relating to issuance of
        common stock in exchange for services
        rendered to minority shareholders                 4,000           -        18,923
      Additional compensation to officer                 42,171           -        42,171
      Increase in
        Accounts receivable                             (29,166)          -       (29,166)
        Other current assets                             (7,500)          -        (7,500)
      Increase in
        Accounts payable                                185,027      24,546       209,897
        Accrued expenses                                119,579       2,227       151,583
        Accrued payroll and payroll taxes               175,000      35,000       350,000
        Accrued interest                                 10,195       7,090        29,767
                                                    ------------  ----------  ------------

Net cash used in operating activities                  (652,585)   (181,768)   (1,522,507)
                                                    ------------  ----------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                   (118,510)          -      (122,000)
                                                    ------------  ----------  ------------

Net cash used in investing activities                  (118,510)          -      (122,000)
                                                    ------------  ----------  ------------


      The accompanying notes are an integral part of these financial statements.

                                                           HIENERGY TECHNOLOGIES, INC.
                                                      (FORMERLY SLW ENTERPRISES, INC.)
                                                                      AND SUBSIDIARIES
                                                         (DEVELOPMENT STAGE COMPANIES)
                                                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                       FOR THE YEARS ENDED APRIL 30, 2002 AND 2001 AND
                     FOR THE PERIOD FROM AUGUST 21, 1995 (INCEPTION) TO APRIL 30, 2002

======================================================================================

                                                                             For the
                                                                           Period from
                                                                            August 21,
                                                    For the Year Ended         1995
                                                         April 30,        (Inception) to
                                                   ----------------------    April 30,
                                                      2002        2001        2002
                                                   -----------  ---------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock in
    private placement                              $1,225,000   $      -   $1,225,000
  Proceeds from issuance of common stock              181,569    109,730      882,723
  Recapitalization of reverse merger                       14          -            -
  Proceeds from notes payable - related parties       443,007     39,456      579,520
  Proceeds from convertible notes payable -
    related parties                                     5,400     25,000       55,400
  Payments on convertible notes payable -
    related parties                                    (9,280)   (10,720)     (20,000)
                                                   -----------  ---------  -----------

Net cash provided by financing activities           1,845,710    163,466    2,722,643
                                                   -----------  ---------  -----------

Net increase (decrease) in cash and cash
  equivalents                                       1,074,615    (18,302)   1,078,136

CASH AND CASH EQUIVALENTS, BEGINNING OF
  PERIOD                                                3,521     21,823            -
                                                   -----------  ---------  -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD           $1,078,136   $  3,521   $1,078,136
                                                   ===========  =========  ===========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

  INTEREST PAID                                    $        -   $      -   $        -
                                                   ===========  =========  ===========

  INCOME TAXES PAID                                $    1,934   $  2,546   $   10,983
                                                   ===========  =========  ===========


      The accompanying notes are an integral part of these financial statements.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  1  -  ORGANIZATION  AND  LINE  OF  BUSINESS

     General
     -------
     HiEnergy Technologies, Inc. ("HiEnergy") was incorporated on March 24, 2000 under the laws of the state of Washington.

     HiEnergy and its subsidiaries (collectively, the "Company") are development stage companies that were organized to develop the "Atometer," commercially known as the "Supersenzor," which is technology for numerous governmental and commercial applications and markets, including airport security screening; border patrol/customs control drug and contraband detection; bomb, biological, and chemical weapons detection, including landmine clearance; detecting of impurities in crude oil, coal, and natural gas; and "fingerprinting" of diamonds and other gemstones. This leading edge detection technology can remotely and non-intrusively decipher (including through metal) the chemical formulas of concealed biological agents, explosives, drugs, and other substances and their locations.

     Merger
     ------
     On April 25, 2002, HiEnergy Microdevices, Inc. ("Microdevices") entered into a voluntary share exchange agreement, whereby it acquired 92% of the outstanding common stock of HiEnergy in exchange for 14,380,200 shares of newly issued common stock. For accounting purposes, the transaction has been treated as a recapitalization of HiEnergy, with Microdevices as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests.

     Microdevices was incorporated on August 21, 1995 in the state of Delaware. HiEnergy had minimal assets and liabilities at the date of the acquisition and did not have significant operations prior to the acquisition. Therefore, no pro forma information is presented.


NOTE  2  -  GOING  CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, during the year ended April 30, 2002, the Company incurred a net loss of $1,389,530, and it had negative cash flows from operations of $652,585. In addition, the Company had an accumulated deficit of $2,724,564 and was in the development stage as of April 30, 2002. These factors raise substantial doubt about the Company's ability to continue as a going concern.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  2  -  GOING  CONCERN  (CONTINUED)

     Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Successful completion of the Company's development program and its transition to the attainment of profitable operations is dependent upon the Company achieving a level of sales adequate to support the Company's cost structure. In addition, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements and the success of its plans to develop and sell its products. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

     In addition to the capital raised as of April 30, 2002 through a private placement, the Company is currently negotiating with certain investors about raising additional capital through private placement offerings. Unless the Company raises additional funds, either by debt or equity issuances, management believes that its current cash on hand will be insufficient to cover its working capital needs until the Company's sales volume reaches a sufficient level to cover operating expenses.


NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     Principles  of  Consolidation
     -----------------------------
     The consolidated financial statements include the accounts of HiEnergy and its wholly owned subsidiaries, Microdevices and VWO II, Inc. All significant inter-company accounts and transactions are eliminated in consolidation.

     Development  Stage  Enterprise
     ------------------------------
     The Company is development stage companies as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting all of its present efforts to its formation and to fundraising, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Comprehensive  Income
     ---------------------
     The Company presents comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Company's financial statements since the Company did not have any of the items of comprehensive income in any period presented.

     Cash  and  Cash  Equivalents
     ----------------------------
     The Company maintains its cash deposits at several banks located throughout California. Deposits at each bank are insured by the Federal Deposit Insurance Corporation up to $100,000. As of April 30, 2002, uninsured portions of the balances at those banks aggregated to $1,125,206. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk on cash and cash equivalents.

     For the purpose of the statements of cash flows, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

     Accounts  Receivable
     --------------------
     Accounts receivable at April 30, 2002 consisted of an amount due from a governmental contract.

     Property  and  Equipment
     ------------------------
     Property and equipment are recorded at cost and are depreciated or amortized using the straight-line method over an estimated useful life of five years.

     Patents
     -------
     The Company has filed several patent applications within and outside the United States. The outcome is indeterminable.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Fair  Value  of  Financial  Instruments
     ---------------------------------------
     The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, accrued payroll and payroll taxes, and accrued interest, the carrying amounts approximate fair value due to their short maturities. The amounts shown for notes payable - related parties and convertible notes payable - related parties also approximate fair value because current interest rates offered to the Company for debt of similar maturities are substantially the same.

     Stock-Based  Compensation
     -------------------------
     The Company accounts for its stock-based compensation plans in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. The Company adopted the disclosure requirements of SFAS No. 123, "Accounting for Stock-Based Compensation." Under SFAS No. 123, the Company must disclose certain pro forma information related to employee stock option grants as if the fair value-based method defined in SFAS No. 123 had been applied.

     Income  Taxes
     -------------
     The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Loss  per  Share
     ----------------
     The Company calculates loss per share in accordance with SFAS No. 128, "Earnings per Share." Basic loss per share is computed by dividing the loss available to common shareholders by the weighted-average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company has incurred net losses, basic and diluted loss per share are the same.

     Estimates
     ---------
     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Recently  Issued  Accounting  Pronouncements
     --------------------------------------------
     In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations." This statement addresses financial accounting and reporting for business combinations and supersedes Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," and SFAS No. 38, "Accounting for Pre-Acquisition Contingencies of Purchased Enterprises." All business combinations in the scope of this statement are to be accounted for using one method, the purchase method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method for those business combinations is prohibited. This statement also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later. This statement is not applicable to the Company.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Recently  Issued  Accounting  Pronouncements  (Continued)
     --------------------------------------------
     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, "Intangible Assets." It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. It is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been issued previously. The Company does not expect adoption of SFAS No. 142 to have a material impact, if any, on its financial position or results of operations.

     In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." This statement applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development, and/or the normal operation of long-lived assets, except for certain obligations of lessees. This statement is not applicable to the Company.

     In  August  2001,  the  FASB  issued  SFAS  No.  144,  "Accounting  for the
     Impairment or Disposal of Long-Lived Assets." This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement replaces SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," the accounting and reporting provisions of APB No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business, and amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements," to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. The Company does not expect adoption of SFAS No. 144 to have a material impact, if any, on its financial position or results of operations.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Recently  Issued  Accounting  Pronouncements  (Continued)
     --------------------------------------------
     In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 updates, clarifies, and simplifies existing accounting pronouncements. This statement rescinds SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB No. 30 will now be used to classify those gains and losses. SFAS No. 64 amended SFAS No. 4 and is no longer necessary as SFAS No. 4 has been rescinded. SFAS No. 44 has been rescinded as it is no longer necessary. SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-lease transactions. This statement also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. This statement is not applicable to the Company.


NOTE  4  -  PROPERTY  AND  EQUIPMENT

     Property  and  equipment  at  April  30,  2002  consisted of the following:

       Micro sensor                                                     $ 42,127
       Web site development                                               14,400
       Computer equipment                                                  7,473
       Neutron generator                                                  58,000
                                                                        --------

                                                                         122,000
       Less accumulated depreciation                                       7,432
                                                                        --------

         TOTAL                                                          $114,568
                                                                        ========

     Depreciation expense for the years ended April 30, 2002 and 2001 was $5,469 and $968, respectively.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  5  -  NOTES  PAYABLE  -  RELATED  PARTIES

     Notes payable - related parties at April 30, 2002 consisted of the following:

  Unsecured notes to a majority shareholder/officer/director of the Company, interest payable at 6% per annum, maturing
    in December 2002.  Subsequent to April 30, 2002, the notes
    were paid in full.                                                $   59,083

  Unsecured note to a majority shareholder/officer/director of the Company as a signing bonus.  Amount is non-interest-
    bearing, $50,000 payable upon receipt of $1,000,000 or
    more from any source, and $50,000 payable upon
    revenue in excess of $500,000 or $1,000,000 of additional
    funds from any source.  Subsequent to April 30, 2002,
    $50,000 was repaid.                                                  100,000

  Unsecured notes to a shareholder of the Company, interest
    payable at 10.5% per annum, or 15% per annum if in default, and due in November 1997.  As of April 30, 2002, the notes
    were in default.                                                      40,000

  Unsecured notes to a prior officer of the Company, interest payable at 6% per annum, and payable in February and
    March 2002.  The Company is currently in litigation regarding these amounts.  As of April 30, 2002, these notes were in
    default.                                                              27,608

  Secured note to an officer/director of the Company, non-
    interest-bearing, and due in March 2002.  The note is secured by 7,857 shares of common stock.  As of April 30, 2002,
    the note was in default.  Subsequent to April 30, 2002,
    the note was paid in full.                                            50,000

  Secured notes to a shareholder/prior officer and director of the
    Company, non-interest-bearing, and due in March 2002.
    The notes are secured by 23,571 shares of common stock.
    As of April 30, 2002, the notes were in default.
    Subsequent to April 30, 2002, the notes were paid in full.           150,000

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE 5 - NOTES PAYABLE - RELATED PARTIES (CONTINUED)

  Unsecured amount to a prior officer of the Company as
    severance, non-interest-bearing, and payable upon
    demand.  The Company is currently in litigation regarding
    this amount.  As of April 30, 2002, this amount was
    in default.                                                       $  150,000

  Unsecured notes to an unrelated party, non-interest-bearing,
    and payable upon demand.                                              45,000
                                                                      ----------

                                                                         621,691
  Less current portion                                                   621,691
                                                                      ----------

      LONG-TERM PORTION                                               $        -
                                                                      ==========


NOTE 6 - CONVERTIBLE NOTES PAYABLE - RELATED PARTIES

     Convertible notes payable - related parties at April 30, 2002 consisted of the following:

  Secured note to a shareholder/director of the Company,
    interest payable at 8% per annum, and due in July 2001.
    The note is secured by the patent application for Europe,
    Canada, and Japan.   The holder of the note has the
    option to convert the principal and interest into shares of common stock.  As of April 30, 2002, the note was in
    default.                                                          $    5,000

  Secured notes to a shareholder/director of the Company,
    interest payable at 8% per annum, $5,000 due in July 2001, and $5,400 due in July 2002.  The notes are secured by the
    patent application for Europe, Canada, and Japan.   The holder
    of the notes has the option to convert the principal and interest into shares of common stock.  As of April 30, 2002, a portion
    of the notes were in default.                                         10,400

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE 6 - CONVERTIBLE NOTES PAYABLE - RELATED PARTIES (CONTINUED)

  Secured note to a shareholder/director of the Company,
    interest payable at 8% per annum, and due in July 2001.
    The note is secured by the patent application for Europe,
    Canada, and Japan.   The holder of the note has the option
    to convert the principal and interest into shares of common
    stock.  As of April 30, 2002, the note was in default.            $   10,000

  Secured note to a shareholder/director/prior officer of the
    Company, interest payable at 8% per annum, and due in
    July 2001.  The note is secured by the patent application for
    Europe, Canada, and Japan.   The holder of the note
    has the option to convert the principal and interest into
    shares of common stock.  As of April 30, 2002, the note
    was in default.                                                        5,000

  Unsecured note to a shareholder/director/prior officer of the
    Company, interest payable at 7% per annum,  and due
    in January 2002.  The holder of the note has the
    option to convert the principal and interest into shares of common stock.  As of April 30, 2002, the note was in
    default.                                                               5,000
                                                                      ----------

                                                                          35,400
  Less current portion                                                    35,400
                                                                      ----------

      LONG-TERM PORTION                                               $        -
                                                                      ==========


NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES

     Employment  Agreement
     ---------------------
     In March 2002, the Company entered into an employment agreement with its Chief Scientist/Chairman of the Board. Major terms of the agreement are as follows:

     - The Company must pay a signing bonus of $100,000, of which $50,000 was paid subsequent to April 30, 2002.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES  (CONTINUED)

     Employment  Agreement  (Continued)
     ---------------------

     - The Company must pay an annual bonus, which must not be less than 20% of the total amount of bonuses paid to officers of the Company. If the pretax profit in any fiscal year exceeds $0.20 per share, then his bonus in that year must not be less than $50,000.

     - The Company must grant 2,482,221 stock options at an exercise price of $0.134, which are exercisable from time to time within the period ending November 30, 2008.

     - The Company will grant its Chief Scientist/Chairman of the Board annually during the term of five years 1% per annum of the Company's stock issued and outstanding with an exercise price of the average price for the preceding 30 days. He must not receive less than 10% of the total number of options granted by the Company for services in that year.

     - The Company will provide its Chief Scientist/Chairman of the Board a car, pay his and his family's health insurance, provide life and disability insurance and will reimburse him for reasonable out-of-pocket expenses, not to exceed $20,000 in any one year, and reimburse him for any personal tax liabilities arising up to $75,000.

     - If the employment agreement is terminated without cause, the Company must pay a severance package, which requires annual payments as follows:

          -    January 1, 2002 to December 31, 2002        $125,000 per year
          -    January 1, 2003 to December 31, 2003        $137,500 per year
          -    January 1, 2004 to December 31, 2004        $151,250 per year
          -    January 1, 2005 to December 31, 2005        $166,375 per year
          -    January 1, 2006 to December 31, 2006        $283,013 per year

     Delinquent  Tax  Returns
     ------------------------
     The Company has not filed its federal and state tax returns for the years ended April 30, 1995 through 2001; however, management reports that the minimum tax for the state of California has been paid. While the estimated tax owed has been accrued, the Company will not be in compliance until such reporting is made. The Board of Directors has approved the Company filing these tax returns.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES  (CONTINUED)

     Delinquent  Tax  Returns  (Continued)
     ------------------------
     In addition, the Company has not filed certain of its 1099's, W-2's, and payroll tax returns for the years ended April 30, 1995 through 2002. As of April 30, 2002, the Company has accrued $350,000 for payroll taxes, penalties, and interest. The Board of Directors has approved the Company filing these items.

     Litigation
     ----------
     The Company is involved in certain legal proceedings and claims which arise in the normal course of business. Management does not believe that the outcome of these matters will have a material effect on the Company's financial position or results of operations. In particular, the Company is being sued by a prior officer of the Company for failure to pay wages, breach of contract, false representations, and fraud. Management does not believe that the outcome of these matters will have a material effect on the Company's financial position or results of operations.

     Minority  Shareholders
     ----------------------
     Microdevices has 20,540 minority shares issued and outstanding. The Company has agreed to allow these shareholders to voluntarily exchange their shares in Microdevices for shares in HiEnergy at an exchange rate of 22.3542 per share. The offer will occur with the next private placement the Company undertakes. If all minority shareholders convert, the Company will be required to issue 459,222 additional shares of common stock to the minority shareholders.

     Warrant  and  Option  Holders
     -----------------------------
     Microdevices has granted stock options and warrants to purchase 16,365 and 32,247 shares, respectively, of common stock. These stock options and warrants are exercisable at $3.50 per share. If the stock option and warrant holders exercise their stock options and warrants, the Company has agreed to allow these stock option and warrant holders to voluntarily exchange their shares in Microdevices for shares in HiEnergy at an exchange rate of 22.3542 per share. The offer will occur with the next private placement the Company undertakes. If these stock option and warrant holders exercise and convert their shares, the Company will be required to issue 1,086,682 additional shares of common stock to the stock option and warrant holders.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  8  -  SHAREHOLDERS'  DEFICIT

     Common  Stock  Issued  for  Cash
     --------------------------------
     During the years ended April 30, 2002 and 2001 and the period from August 21, 1995 (Inception) to April 30, 2002, the Company issued 712,071, 465,437, and 2,677,497, shares, respectively, of common stock in exchange for cash of $181,569, $109,730, and $882,727, respectively.

     Common  Stock  Issued  for  Services  Rendered
     ----------------------------------------------
     During the years ended April 30, 2002 and 2001 and the period from August 21, 1995 (Inception) to April 30, 2002, the Company issued 5,059,560, 371,035, and 11,702,703 shares, respectively, of common stock in exchange for services rendered valued at the fair market value of the stock given of $232,170, $36,468, and $428,950, respectively.

     Private  Placement
     ------------------
     In April 2002, the Company completed its first closing of its ongoing private placement, whereby 1,225,000 shares of common stock were issued in exchange for cash of $1,225,000. The private placement offering was originally slated to close at the same time as the voluntary share exchange. HiEnergy extended the term of the offering and increased the size to a maximum of 2,000,000 shares of common stock at $1 per share.

     Stock  Splits
     -------------
     In September 1998 and in May 1999, the Company effectuated 2-for-1 stock splits. All share and per share data have been retroactively restated to reflect these stock splits.

     Stock  Options
     --------------
     The Company granted to its Chief Scientist/Chairman of the Board options to purchase 2,482,221 shares of common stock at an exercise price of $0.134.

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE  9  -  INCOME  TAXES

     The following table presents the current and deferred income tax provision for federal and state income taxes for the years ended April 30, 2002 and 2001:

                                                            2002        2001
                                                         -----------  --------
       Current
         Federal                                         $        -   $     -
         State                                                1,934     2,546
                                                         -----------  --------

                                                              1,934     2,546
                                                         -----------  --------
       Deferred
         Federal                                                  -         -
         State                                                    -         -
                                                         -----------  --------

                                                                  -         -
                                                         -----------  --------

           PROVISION FOR INCOME TAXES                    $    1,934   $ 2,546
                                                         ===========  ========

     The provision for income taxes differs from the amount that would result from applying the federal statutory rate for the years ended April 30, 2002 and 2001 as follows:

                                                             2002       2001
                                                         -----------  --------

       Statutory regular federal income benefit rate          34.00%    34.00%
       State taxes                                             5.74      5.70
       Change in valuation allowance                         (39.77)   (39.19)
       Other                                                  (0.09)    (0.78)
                                                         -----------  --------

         TOTAL                                               (0.12)%   (0.27)%
                                                         ===========  ========

                                                     HIENERGY TECHNOLOGIES, INC.
                                                (FORMERLY SLW ENTERPRISES, INC.)
                                                                AND SUBSIDIARIES
                                                   (DEVELOPMENT STAGE COMPANIES)
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

================================================================================


NOTE 9 - INCOME TAXES (CONTINUED)

     The tax effects of temporary differences which give rise to the deferred tax provision at April 30, 2002 consisted of the following:

       Deferred tax assets
         Compensation                                               $  150,000
         Net operating loss carryforward                             1,012,000
                                                                    -----------

           Total deferred tax assets                                 1,162,000

       Deferred tax liability
         State taxes                                                   (45,000)
                                                                    -----------

                                                                     1,117,000
       Less valuation allowance                                      1,117,000
                                                                    -----------

             NET DEFERRED TAX ASSET                                 $        -
                                                                    ===========

     As of April 30, 2002, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $2,360,000 each, which expire through 2022. The utilization of net operating loss carryforwards may be limited due to the ownership change under the provisions of Internal Revenue Code Section 382 and similar state provisions.


NOTE  10  -  RELATED  PARTY  TRANSACTIONS

     See  Notes  5  and  6  for  related  party  transactions.

     (b)  Pro forma financial information.

The financial statements set forth herein serve as the pro forma financial statements required by Regulation S-B, Item 310(d), under the Act as HiEnergy Technologies, Inc.'s financial information taken as a whole is immaterial to that of HiEnergy Microdevices, Inc.'s financial statements and the consolidated audited financial statements of HiEnergy Technologies, Inc. are those of the combined entities following the voluntary share exchange transaction.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HIENERGY TECHNOLOGIES, INC.


   July 3, 2002                     By:  /s/  Barry Alter
-----------------                       ---------------------------
     (Date)                           Name:  Barry  Alter
                                           ------------------------
                                       Its:  President
                                           ------------------------